Ironclad Managed Risk Fund

Ticker Symbol: IRONX

A series of Investment Managers Series Trust

Supplement dated August 17, 2022, to the

Prospectus dated February 1, 2022, as amended February 8, 2022,

Statement of Additional Information (“SAI”) dated February 1, 2022,

and the Summary Prospectus dated February 9, 2022.

Effective August 18, 2022, Tim Holtz has assumed a new role as Chief Risk Officer  of Ironclad Investments LLC. In connection with his new role and responsibilities, Mr. Holtz will no longer serve as a portfolio manager to the Ironclad Managed Risk Fund (the “Fund”). Accordingly, all references in the Prospectus, SAI and Summary Prospectus to Mr. Holtz are hereby deleted in their entirety. Rudy Aguilera will continue to serve as the portfolio manager of the Fund.

Please file this Supplement with your records.